AUSTIN GLOBAL EQUITY FUND (“Fund”)

Supplement dated April 10, 2009 to the Prospectus dated August 1, 2008 as supplemented December 17, 2008 (the “Prospectus”)

On March 12, 2009, at a special meeting of the Fund’s shareholders (the “Shareholder Meeting”), the shareholders of the Fund approved a new investment advisory agreement for the Fund between Beck, Mack & Oliver LLC (“BM&O”) and Forum Funds (the “Trust” and such agreement, the “New Agreement”). Prior to the Shareholder Meeting, the Board of Trustees of the Trust (the “Board”) approved the New Agreement, subject to the approval of the Fund’s shareholders. Pursuant to the New Agreement, BM&O is now the investment adviser for the Fund. The New Agreement does not change the advisory fee rate paid by the Fund, the Fund’s investment policies or investment style, or the personnel who manage the Fund’s portfolio, with the exception of the addition of Robert C. Beck, as further discussed below. In connection with the New Agreement, BM&O has contractually agreed through at least July 31, 2009 to waive a portion of its fees under the New Agreement and to reimburse the Fund expenses in order to maintain the Fund’s total annual operating expenses at 1.75% of average annual net assets. As a result of the New Agreement, the information in this supplement replaces portions of the Prospectus as noted below.

The entire Prospectus is amended as follows:

All references in the Prospectus to “Austin Investment Management, Inc.” are replaced with “Beck, Mack & Oliver LLC”.

The section of the Prospectus entitled “Management” is amended as follows:

The subsection entitled “The Adviser” is hereby deleted and replaced with the following:

The Adviser

BM&O is a limited liability company organized under the laws of New York located at 360 Madison Ave., New York, New York 10017. BM&O has provided investment advisory and management services to clients since 1931. As of December 31, 2008, BM&O had approximately $3.0 billion of assets under management.

Subject to the general supervision of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. With respect to the Fund, the Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2008, the Adviser waived fees and received 1.18% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board approved the New Agreement between the Trust and BM&O, on behalf of the Fund, will be included in the Fund’s annual report for the period ended March 30, 2009.

The subsection entitled “Portfolio Managers” is hereby deleted and replaced with the following:

The Portfolio Managers

David Rappa has over 10 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Rappa served as a portfolio manager and an analyst during his tenure at Austin Investment Management, Inc. (“Austin”) starting in 1997, and is continuing in the same capacity as Co-Portfolio Manager of the Fund at BM&O following the combination of Austin and BM&O’s operations in April 2009.

Peter Vlachos has more than 40 years of experience in the investment industry. Mr. Vlachos founded Austin in 1989 and the Fund in 1993, and is continuing operations of the Fund in the same capacity as a Co-Portfolio Manager of the Fund at BM&O following the combination of the two firms in April 2009.

Robert Beck has over 25 years of investment management experience. Mr. Beck has been Senior Member of BM&O since 1998. Mr. Beck joined BM&O in 1986 and became a partner in 1988. Prior to his association with BM&O, Mr. Beck worked at Standish, Ayer & Wood from 1982 to 1985 and at IBM from 1977 to 1980.

Together Messrs. Rappa, Vlachos and Beck are jointly responsible for the day-to-day management of the Fund and perform all the functions related to the management of the portfolio.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio managers’ ownership of securities in the Fund.

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AUSTIN GLOBAL EQUITY FUND (“Fund”)

Supplement dated April 10, 2009 to the Statement of Additional Information dated

August 1, 2008 (“SAI”)

On March 12, 2009, at a special meeting of the Fund’s shareholders (“Shareholder Meeting”), the shareholders of the Fund approved a new investment advisory agreement for the Fund between Beck, Mack & Oliver LLC ( the “Adviser” or “BM&O”) and Forum Funds (the “Trust” and such agreement, the “New Agreement”). Prior to the Shareholder Meeting, the Board of Trustees of the Trust (the “Board”) approved the New Agreement, subject to the approval of the Fund’s shareholders. Pursuant to the New Agreement, BM&O is now the investment adviser for the Fund. The New Agreement does not change the advisory fee rate paid by the Fund, the Fund’s investment policies or investment style, or the personnel who manage the Fund’s portfolio with the exception of the addition of Robert C. Beck, as further discussed below. As a result of the New Agreement, the information in this supplement replaces portions of the SAI as noted below.

The entire SAI is amended as follows:

All references in the SAI to “Austin Investment Management, Inc.” are replaced with “Beck, Mack & Oliver LLC”.

The section of the SAI entitled “Management” is amended as follows:

The subsection entitled “Investment Adviser” is hereby deleted and replaced with the following:

1.    Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to the New Agreement. Under the New Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2.    Ownership of Adviser

BM&O is a limited liability company organized under the laws of New York. BM&O is located at 360 Madison Ave., New York, New York 10017. BM&O has provided investment advisory and management services to clients since 1931. As of December 31, 2008, BM&O had approximately $3.0 billion of assets under management.

3.    Information Regarding Portfolio Managers

The following information regarding David Rappa, Peter Vlachos and Robert Beck, each the Fund’s co-portfolio manager, has been provided by BM&O.

Other Accounts Under Management.

Messrs. Rappa, Vlachos and Beck are primarily responsible for the day-to-day management of a portion of BM&O’s individual accounts. As of March 31, 2009, Messrs. Rappa and Vlachos had $193 million in individual account assets under management, representing a total of 275 accounts at Austin Investment Management, Inc. (“Austin”). Messrs. Rappa and Vlachos’ accounts do not include any “registered investment companies” or “other pooled investment vehicles.” As of April 8, 2009, Mr. Beck was part of the BM&O team responsible for managing $2.9 billion in assets, including one pooled investment vehicle with assets of $11 million, representing 1,769 total separate accounts. None of the accounts managed by Messrs. Vlachos, Rappa or Beck pay a performance-based fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment approach that is used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a fund and another account, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4.    Information Concerning Compensation of Portfolio Managers.

For the period ended March 31, 2009, Messrs. Vlachos and Rappa were compensated based on a fixed salary plus a bonus. Bonuses reflected the respective contributions of Messrs. Vlachos and Rappa to Austin and the overall profitability of Austin based on assets under management. For the period ended March 31, 2009, Mr. Beck was compensated based on the profitability of the Adviser.

5.    Portfolio Managers’ Ownership in the Fund.

As of March 31, 2009, Mr. Vlachos owned between $100,001 and $500,000 of the Fund. As of March 31, 2009, Mr. Rappa owned between $100,001 and $500,000 of the Fund. As of March 31, 2009, which was prior to the combination of the advisers, Mr. Beck did not own any shares of the Fund.

6.    Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund. The Adviser’s fee is paid monthly based on average net assets for the prior month.

7.    Other Provisions of Advisory Agreement

The Adviser is not affiliated with Atlantic Fund Administration, LLC (“Atlantic”) or any company affiliated with Atlantic. The New Agreement remains in effect for a period of two years from the date of its effectiveness and then the New Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The New Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The New Agreement terminates immediately upon assignment.

Under the New Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Agreement.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.